Exhibit 99.1

EQUITY ONE, INC.

www.equityone.net

CVS/pharmacy
KOHL'S
ROSS
DRESS FOR LESS
FRESH MARKET
LOWE'S
BED BATH & BEYOND
LA FITNESS
STARBUCKS COFFEE
TJ·maxx

Investor Presentation
April 2009

Equity One is a safe harbor in the storm.

1. Well-located and productive grocery-anchored shopping centers
2. A healthy financial structure with modest leverage and ample liquidity
3. Disciplined allocators of capital
4. Limited development commitments with anchors in place
5. A management team focused on building a long-term track record of relative outperformance
An investment in Equity One is an investment in:

 (1) Data is for a 3-mile ring applicable to our respective properties based on the weighted average AMR .
 (2) Figures calculated based on average per square foot sales, using last available year of sales and rent figures as of December 31, 2008. Major grocers include Publix, Kroger,
 Winn-Dixie, Supervalu, Albertsons, Food Lion, and Bi-Lo.
We have well-located and productive properties, with
limited exposure to troubled big-box retailers.

• We are an owner and operator of grocery-anchored neighborhood shopping centers. As of
 December 31, 2008, 70% of our core properties have a grocery store, one of the highest ratios in our sector.

• Our core properties are primarily found in infill markets with healthy trade area demographics(1):
 – Average population: 79,262
 – Average household income: $71,721

• Our grocers are productive and have below market rents:
 – Our average major grocer generates sales of approximately $500/sf while paying an average rent of less than $10/sf.(2)
 – Our Publix stores generated sales of $584/sf in 2008.(2)
 – Our Kroger stores generated sales of $398/sf in 2008.(2)
 – Our Supervalu stores generated sales of $389/sf in 2008.(2)

• We have limited exposure to troubled big-box retailers.
• Occupancy as of March 31, 2009 was 91.5%, down 60bps as compared to 4Q08 and 3Q08.

Top Tenants(1)

Tenant	Credit Ratings (as of 3/09)	Number of Stores	Square Feet	% of Total Square Feet	Annualized Minimum Rent	% of Total Annualized Minimum Rent	Annualized Minimum Rent per Square Foot
1 Publix	N/A	52	2,303,366	14.4%	$18,073,072	10.5%	$7.85
2 Supervalu	Ba3/BB-/BB-	7	458,273	2.9%	8,302,236	4.8%	18.12
3 Kroger	Baa2/BBB-/BBB	12	679,082	4.3%	5,379,703	3.1%	7.92
4 Bed Bath & Beyond	/BBB/	8	261,332	1.6%	3,049,214	1.8%	11.67
5 Winn Dixie	N/A	9	398,128	2.5%	2,892,815	1.7%	7.27
6 LA Fitness	N/A	3	144,307	0.9%	2,517,941	1.5%	17.45
7 CVS Pharmacy	Baa2/BBB+/BBB+	13	143,460	0.9%	2,237,735	1.3%	15.60
8 TJ Maxx Companies	A3/A/	8	248,658	1.6%	2,227,042	1.3%	8.96
9 Blockbuster	Caa1/B-(WN)/CCC	21	110,669	0.7%	2,206,459	1.3%	19.94
10 Office Depot	B1(WN)/B/	7	179,837	1.1%	2,062,123	1.2%	11.47
Sub-total top ten tenants		**140**	**4,927,112**	**30.9%**	**$48,948,340**	**28.5%**	**$9.93**
Remaining tenants		2,421	9,756,209	61.2%	$123,111,482	71.5%	$12.62
Sub-total all tenants		**2,561**	**14,683,321**	**92.1%**	**$172,059,822**	**100.0%**	**$11.72**
Vacant		473	1,264,179	7.9%	NA	NA	NA
Total including vacant		**3,034**	**15,947,500**	**100.0%**	**$172,059,822**	**100.0%**	**NA**

www.equityone.net

(1) Figures as of December 31, 2008. Excludes EQY developments, non-retail properties, EQY joint ventures and DIM Vastgoed properties.

We maintain a healthy balance sheet with modest
leverage, ample liquidity, and investment-grade metrics.

• As of April 16, 2009, we had approximately $253M of available liquidity in cash, marketable securities, and our line of credit.
• As of March 31, 2009, we had $200.1M of debt maturing through 2011.
• EBITDA to interest expense coverage of 2.5X times for 2008.
• Unencumbered NOI of 59% as of December 31, 2008.
• Ability to refinance mortgages and generate excess proceeds given average debt-service coverage ratio of 1.8X on existing loans (7.2% avg rate).
• Investment grade credit ratings (Baa3/BBB-) with stable outlooks from both Moody’s and
 S&P.
 (1) Figure represents approximate net proceeds to EQY.

300
250
200
150
100
50
0
2011 (7.31%)
2010 (8.22%)
2009 (7.80%)
Line of Credit Availability
Cash & Securities as of 4/16/09
Debt Maturities (as of 3/31/09)(1)
Available Funds (as of 4/16/09)

www.equityone.net

We have liquidity. Our aggregate remaining maturities from 2009 through 2011 compare favorably to our existing liquidity as of April 2009.

(1) Does not include scheduled principal amortization, excludes $171.6M of April 2009 unsecured senior notes paid off on 4/15/09, and excludes $57M of outstanding borrowings on line of credit which can be extended until 2012. All maturities pertain to secured debt. Interest rates shown above represent weighted average interest rates. Amount shown includes DIM
Vastgoed and pro rata share of joint venture debt.
In Millions

We are disciplined allocators of capital

• Acquired majority control of DIM Vastgoed in 1Q09 in a stock-for-stock transaction.
• Acquired a 9.6% interest in Ramco-Gershenson for $9.0M.
• Closed, under contract or negotiating the sale of seven outparcels for $11.6M at a 7.5% cap rate.
• From January through April of 2009, we repurchased $36.5M of our debt at 69¢ on the dollar. In
 2008, we repurchased $88M of our own debt which generated a $6.4M gain.
• Discontinued development business in 1Q07.
• Strong balance sheets are not coincidental! In the past 3 years, we have:
 – Sold over $700M of assets
 – Formed over $300M in joint venture partnerships with CalPERS and DRA Advisors
 – Completed 2 equity offerings totaling $180M (3Q08 and 2Q09)
 – Raised $190M in long-term debt at an average rate of 6.25%
 – Recast our $227M line of credit which does not mature until Oct 2011, with a one year option to extend.

MA
CT
VA
NC
TN
SC
MS
AL
GA
LA
FL

www.equityone.net

We now own a majority of DIM Vastgoed, a Dutch
company that owns 21 shopping centers in our markets.

• In 1Q09, we acquired approximately 1.2
 million shares of DIM in exchange for issuing
 0.9 million shares of our common stock.
• We also agreed to buy another approximately
 0.8 million shares of DIM for cash or stock on
 or before January 1, 2011 and, in connection
 with this agreement, acquired the current
 voting rights of these shares.
• Taking into account the company’s previous
 holdings of DIM common stock, Equity One
 has voting control of approximately 74.6% of
 DIM’s outstanding common stock.
• DIM has announced that Tom Caputo has
 been nominated to the Supervisory Board.

Ramco-Gershenson

• We own a 9.6% interest in Ramco-Gershenson, a NYSE-listed company that owns 89 shopping centers as of December 31, 2008.
• At a price, we believe there are benefits to a business combination transaction between our companies:
 – Access to capital
 – Economies of scale
 – Tenant and geographic diversity
 – EQY management team and track record
• We have asked the company to enhance its disclosure by publicly filing its operating partnership agreement, material debt agreements and all material documents with change-in-control provisions.
• We have advanced two board nominees for the upcoming annual meeting expected to be held in June 2009.
 – David Nettina
 – Matt Ostrower

MN
WI
MI
NY
MA
CT
RI
IA
PA
NJ
IL
IN
OH
DE
MD
DC
WV
VA
MO
KY
TN
NC
AR
SC
MS
AL
GA
LA
FL

MN
WI
MI
NY
MA
CT
RI
IA
PA
NJ
IL
IN
OH
DE
MD
DC
WV
VA
MO
KY
TN
NC
AR
SC
MS
AL
GA
LA
FL

www.equityone.net

Tenant and Geographic Diversity:
EQY and RPT Property Maps

Equity One
Ramco
Number of Properties(1): 178
Total GLA: 20.5M square feet
Number of Properties(2): 89
Total GLA: 15.9M square feet
(1)  Includes EQY’s joint ventures, redevelopments and DIM Vastgoed properties. Excludes EQY’s developments, non-retail properties and land parcels. All data as of December 31, 2008.
(2) As of December 31, 2008.

We have limited capital commitments to
development and modest risk due to pre-leasing.

• The cost to complete our three currently active projects is estimated to be only $5.5M.(1)
• At each center, the anchor deals are complete:
 – Publix opened at Sunlake in December 2008.
 – Whole Foods opened at Mandarin Landing in December 2008.
 – Land sold to CVS Pharmacy at Hampton Oaks.
• Grocery anchors at Sunlake and Mandarin started paying $1.5M of annual rent in
 December.
(1)  As of March 31, 2009.

EQUITY ONE

Project:

Mandarin Landing

Jacksonville, Florida

Redevelopment Summary:

Replaced a former Publix with a brand new Whole Foods and renovated the center.

Total Investment[(1)]: $8.8M

Publix

WHOLE FOODS
NOW OPEN

www.equityone.net

Our Mandarin Landing redevelopment features
the first and only Whole Foods in Jacksonville.

Anticipated Stabilization: 4Q09
Before Redevelopment
After Redevelopment
(1)  As of March 31, 2009. Figures represent estimated net costs after sales of outparcels and construction cost reimbursements. Figure includes actual / allocated cost of land.

POND
89,831 S.F.
(2.06 AC)
N
S
W
E
SUNLAKE BOULEVARD
MENTMORE ROAD
Publix
CVS
REGIONS
SUNTRUST
POND
POND
POND
STATE ROAD 54
STATE ROAD 54

Publix
FOOD & PHARMACY

www.equityone.net

Our ground-up development at Sunlake
features Publix's latest protoytype store.

Project:
Sunlake
Tampa, Florida

Development Summary:
Publix anchored shopping center as part
of a 155 acre mixed used development
project.

Total Investment(1): $30.3M

Total GLA upon Completion:123,889 SF
Stabilization: 4Q10
(1)  As of March 31, 2009. Figures represent estimated net costs after sales of outparcels and construction cost reimbursements. Figure includes actual / allocated cost of land.

Equity One is led by a dedicated and
disciplined management team.

Jeffrey Olson - Chief Executive Officer and Director - Prior to joining Equity One in 2006, Mr. Olson served as President of the Eastern and Western shopping center regions of Kimco Realty Corporation. As President, he directed asset management, acquisitions, leasing, property management, construction, and redevelopment activities. Olson has over 20 years of industry experience including serving as Senior Vice President, Co-Head of Real
Estate Research for UBS, Vice President, and Head of Real Estate Research for CIBC World Markets and Vice President of Salomon Smith Barney. He
received a Masters of Science in Real Estate from The John Hopkins University and a Bachelor of Science in Accounting from the University of
Maryland.
Thomas Caputo - President - Mr. Caputo is responsible for acquisitions, dispositions, property management, leasing, and our investment management program. Prior to joining Equity One in 2008, Caputo was an Executive Vice President at Kimco where he headed the acquisition group and portfolio management program, which oversaw joint ventures (JVs) with institutional partners. Previously, he was a principal with RREEF, a pension fund advisor, overseeing nationwide retail acquisitions and dispositions and was a member of its investment committee. He received a Bachelor of Arts from Randolph
Macon College.
Mark Langer - Chief Financial Officer and Chief Administrative Officer - Effective April 24, 2009 Mr. Langer is responsible for all finance and accounting functions.
In addition, he is responsible for HR, IT, marketing and organizational initiatives. Langer joined Equity One in 2008 and was named CFO in March 2009.
Prior to joining Equity One, he had been with Johnson Capital Management, an investment advisor, since 2000 serving as Chief Operating Officer overseeing the infrastructure and administrative functions. Previously, he was an audit partner at KPMG LLP where he was also responsible for recruiting, employee training and practice development programs. Langer graduated from James Madison University with a BBA degree, majoring in accounting.
Arthur Gallagher - Executive Vice President, General Counsel and Corporate Secretary - Mr. Gallagher is responsible for the legal, transactional and regulatory affairs, including corporate governance, real estate acquisitions and dispositions, corporate and capital transactions, SEC compliance and litigation issues. Previously, he was with the law firms of Simpson Thacher & Bartlett, New York City, and Greenberg Traurig, P.A.,
Miami. He received a Bachelors of Arts in Economics from the University of North Carolina, Chapel Hill and a Juris Doctorate from Duke University
School of Law.
Lauren Holden - Vice President of Portfolio Management - Ms. Holden is responsible for joint ventures, sourcing new acquisitions and JV partners, all financing and disposition activity, and leasing oversight of our Northeast portfolio. Previously, Holden served as Senior Portfolio Manager at Kimco where she led a number of JVs with institutional partners. Prior to joining Kimco, she was part of the investment banking group at Banc of America Securities.
She received a Bachelor of Science in Human and Organizational Development and Business Administration from Vanderbilt University.
Deborah Cheek - Vice President and Chief Accounting Officer - Ms. Cheek is responsible for all company financial matters both internal and external including accounting, tax matters and SEC reporting. Prior to joining Equity One, Ms. Cheek served as Chief Financial Officer for Landex Corporation and as Regional Finance Director of Kimco. She also served as Corporate Controller for Mid-Atlantic Realty Trust. Cheek received her Master’s of
Business Administration in Finance from Loyola College and a Bachelor of Science in Finance from Towson University.

Equity One: Stability, Sound Management, and Growth

We are poised to withstand the economic downturn and emerge stronger due to our:
1. Well-located and productive grocery-anchored shopping centers
2. A healthy financial structure with modest leverage and ample liquidity
3. Disciplined allocation philosophy
4. Limited development commitments - existing projects already have anchors in place
5. A dedicated and disciplined management team

Total Return		
	YTD	2008	2007
Acadia	-1.7%	-38.9%	6.5%
Federal Realty	-3.1%	-22.2%	-0.6%
Kimco	-35.8%	-46.4%	-15.6%
Saul Centers	-21.7%	-22.6%	0.0%
Cedar	-59.1%	-22.0%	-30.0%
Regency	-15.2%	-23.1%	-14.1%
Weingarten	-17.2%	-27.5%	-27.5%
Developers Diversified	-28.6%	-63.5%	-35.0%
Ramco-Gershenson (1)		-63.5%	-39.1%
Average (2)	-22.8%	-36.6%	-17.3%
Equity One	-13.6%	-19.0%	-9.1%
EQY Outperformance	9.2%	17.6%	8.2%

www.equityone.net

Relative Stock Performance

(1) Ramco-Gershenson has been excluded from the YTD average. If Ramco-Gershenson had been included, the average would have been -12.0%.
(2) Source: KeyBanc Capital Markets, “The Leaderboard,” 17 April 2009.

Equity One filed a preliminary proxy statement on Schedule 14A with the SEC on April 21, 2009 in connection with the solicitation of proxies for the 2009 annual meeting of Ramco-Gershenson shareholders.
Equity One expects to file a definitive proxy statement on Schedule 14A with the SEC in connection with the solicitation of proxies for 2009 annual meeting and may file other additional proxy solicitation material in connection therewith from time to time. SHAREHOLDERS OF RPT ARE URGED TO CAREFULLY READ
THE PRELIMINARY PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY
BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The preliminary proxy statement and other documents relating to the solicitation of proxies by Equity One will be available at no charge on the SEC’s website at http://www.sec.gov. In addition, Equity One will provide copies of the proxy statement and other relevant documents without charge upon request. Request for copies should be directed to our proxy solicitor, D. F. King & Co., Inc., at 1-800-967-5079.

Equity One and certain of its shareholders, directors and employees, and David J. Nettina and Matthew L.
Ostrower are deemed to be participants in the solicitation of proxies with respect to Equity One’s nominees.
Information about Equity One and Equity One’s directors and executive officers is available in Equity One’s proxy statement, dated March 31, 2009, filed with the SEC in connection with Equity One’s 2009 annual meeting of stockholders. Information regarding Mr. Nettina and Mr. Ostrower may be found in the preliminary proxy statement filed by Equity One with the SEC on April 21, 2009 in connection with the solicitation of proxies for the 2009 annual meeting of Ramco-Gershenson shareholders. Information about any other participants will be included in the definitive proxy statement filed by Equity One in connection with the 2009 annual meeting of Ramco-Gershenson shareholders.

Important Information

Forward Looking Statements

Certain matters discussed by Equity One in this presentation constitute forward-looking statements within the meaning of the federal securities laws. Although Equity One believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that these expectations will be achieved.
Factors that could cause actual results to differ materially from current expectations include changes in macroeconomic conditions and the demand for retail space in the states in which
Equity One owns properties; the continuing financial success of Equity One’s current and prospective tenants; continuing supply constraints in its geographic markets; the availability of properties for acquisition; the success of its efforts to lease up vacant space; the effects of natural and other disasters; the ability of Equity One to successfully integrate the operations and systems of acquired companies and properties; and other risks, which are described in
Equity One’s filings with the Securities and Exchange Commission.